                                                                    EXHIBIT 28.1

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING:  28-FEB-98

DEAL REFERENCE                                          93-2A                 93-2B                 93-2C                 93-2D
                                                   ----------------     ----------------      ----------------     ----------------
BEGINNING SECURITY BALANCE                         $  57,760,336.41     $  48,017,555.00      $ 119,494,367.08     $  77,325,193.03
  Loans Repurchased                                              --                   --                    --                   --
  Scheduled Principal Distribution                        64,887.50            50,313.91            145,958.95           467,607.53
  Additional Principal Distribution                        9,904.13            17,161.08             62,788.93           119,248.77
  Liquidations Distribution                              972,756.36           796,238.20            258,153.11           591,453.05
  Accelerated Prepayments                                        --                   --                    --                   --
  Adjustments (Cash)                                             --                   --                    --                   --
  Losses/Foreclosures                                            --                   --                    --                   --
  Special Hazard Account                                         --                   --                    --                   --
                                                   ----------------     ----------------      ----------------     ----------------
            Ending Security Balance                $  56,712,788.42     $  47,153,841.81      $ 119,027,466.09     $  76,146,883.68
                                                   ================     ================      ================     ================
INTEREST DISTRIBUTION:
Due Certificate Holders                            $     363,260.93     $     310,211.52      $     732,956.32  $        439,478.11
Compensating Interest                                        243.91                   --                384.16             1,080.88

  Trustee Fee (Tx. Com. Bk.)                                 649.80               600.20              1,493.68               966.56
  Pool Insurance Premium (PMI Mtg. Ins.)                         --                   --                    --                   --
  Pool Insurance (GE Mort. Ins.)                          13,978.00            13,780.92                    --            12,449.36
  Pool Insurance (United Guaranty Ins.)                          --                   --                    --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)                   --                   --                    --                   --
  Special Hazard Insurance (Comm. and Ind.)                2,743.62             1,436.53                    --                   --
  Bond Manager Fee (Capstead)                                914.54               800.29              1,493.68             1,127.66
  Excess Compensating Interest (Capstead)                        --             2,990.49                    --                   --
  Administrative Fee (Capstead)                            1,564.26                (3.55)             4,979.02             2,416.34
  Administrative Fee (Other)                                     --                   --                    --                   --
  Excess--Fees                                                   --                   --                    --                   --
  Special Hazard Insurance (Aetna Casualty)                      --                   --                    --                   --
  Other                                                          --               (70.23)                   --                   --
                                                   ----------------     ----------------      ----------------     ----------------
            Total Fees                                    19,850.22            19,534.65              7,966.38            16,959.92
                                                   ----------------     ----------------      ----------------     ----------------
 Servicing Fee                                            19,505.91            14,935.27             31,646.41            21,912.94
 Interest on Accelerated Prepayments                             --                   --                    --                   --
                                                   ----------------     ----------------      ----------------     ----------------
            Total Interest Distribution            $     402,860.97     $     344,681.44      $     772,953.27     $     479,431.85
                                                   ================     ================      ================     ================
LOAN COUNT                                                      214                  168                   432                  324
WEIGHTED AVERAGE PASS-THROUGH RATE                      7.551995627             7.847181           7.364435642          6.836979868


DEAL REFERENCE                                     93-2E.A                93-2E.B
                                               ----------------    -----------------
BEGINNING SECURITY BALANCE                     $  51,274,053.25    $  135,612,459.85
  Loans Repurchased
  Scheduled Principal Distribution                   298,186.55           157,487.71
  Additional Principal Distribution                   24,350.70            65,103.99
  Liquidations Distribution                                  --           827,010.60
  Accelerated Prepayments
  Adjustments (Cash)
  Losses/Foreclosures                                        --                   --
  Special Hazard Account                                     --                   --
                                               ----------------     ----------------
            Ending Security Balance            $  50,951,516.00     $ 134,562,857.55
                                               ================     ================
INTEREST DISTRIBUTION:
Due Certificate Holders                        $     286,052.28     $     804,006.18
Compensating Interest                                        --             1,031.34

  Trustee Fee (Tx. Com. Bk.)                             555.47             1,469.13
  Pool Insurance Premium (PMI Mtg. Ins.)              11,280.29            29,834.74
  Pool Insurance (GE Mort. Ins.)                             --                   --
  Pool Insurance (United Guaranty Ins.)                      --                   --
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                   --
  Special Hazard Insurance (Comm. and Ind.)                  --                   --
  Bond Manager Fee (Capstead)                            640.93             1,695.16
  Excess Compensating Interest (Capstead)                    --                   --
  Administrative Fee (Capstead)                        1,816.07             4,803.20
  Administrative Fee (Other)                                 --                   --
  Excess--Fees                                               --                   --
  Special Hazard Insurance (Aetna Casualty)                  --                   --
  Other                                                      --                   --
                                               ----------------     ----------------
            Total Fees                                14,292.76            37,802.23
                                               ----------------     ----------------
 Servicing Fee                                        14,760.03            35,854.52
 Interest on Accelerated Prepayments                         --                   --
                                               ----------------  -------------------
            Total Interest Distribution        $     315,105.07  $        878,694.27
                                               ================  ===================
                                                            213                  460
LOAN COUNT
WEIGHTED AVERAGE PASS-THROUGH RATE                  6.694667463          7.123571279

                                                                    EXHIBIT 28.1

CAPSTEAD MORTGAGE CORPORATION
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING: 28-FEB-98



DEAL REFERENCE                                         93-2F              93-2G               93-2H.1            93-2H.2
                                                  ---------------    ----------------     ---------------    ---------------
BEGINNING SECURITY BALANCE                        $ 59,801,307.00    $ 172,294,722.44     $ 52,591,574.74    $ 29,480,634.00
  Loans Repurchased                                            --                  --                  --                 --
  Scheduled Principal Distribution                      66,187.88          218,807.50           53,757.85          29,726.39
  Additional Principal Distribution                     23,294.95          101,128.48           17,190.21           6,151.92
  Liquidations Distribution                            528,905.76        1,618,371.74        2,033,574.50         210,179.87
  Accelerated Prepayments                                      --                  --                  --                 --
  Adjustments (Cash)                                           --           58,031.82                  --                 --
  Losses/Foreclosures                                          --                  --                  --                 --
  Special Hazard Account                                       --                  --                  --                 --
                                                  ---------------    ----------------     ---------------    ---------------
            Ending Security Balance               $ 59,182,918.41    $ 170,298,382.90     $ 50,487,052.18    $ 29,234,575.82
                                                  ===============    ================     ===============    ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                              $ 373,888.21      $ 1,029,199.90        $ 328,691.27    $    191,510.75
Compensating Interest                                          --            2,742.57                  --                 --

  Trustee Fee (Tx. Com. Bk.)                               747.51            1,938.32              657.39             368.48
  Pool Insurance Premium (PMI Mtg. Ins.)                17,162.95                  --                  --                 --
  Pool Insurance (GE Mort. Ins.)                               --                  --           15,461.92           8,460.96
  Pool Insurance (United Guaranty Ins.)                        --                  --                  --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)                 --                  --                  --                 --
  Special Hazard Insurance (Comm. and Ind.)              1,789.02                                      --                 --
  Bond Manager Fee (Capstead)                              996.69            2,153.68                  --           1,367.87
  Excess Compensating Interest (Capstead)                1,510.77                  --            3,375.40             205.94
  Administrative Fee (Capstead)                              0.16            7,179.08            2,191.36             267.68
  Administrative Fee (Other)                                   --                  --                  --                 --
  Excess--Fees                                                 --                  --                  --                 --
  Special Hazard Insurance (Aetna Casualty)                    --                  --            1,363.00             881.98
  Other                                                     (0.11)                 --                  --              (0.08)
                                                  ---------------    ----------------     ---------------    ---------------
            Total Fees                                  22,206.99           11,271.08           23,049.07          11,552.83
                                                  ---------------    ----------------     ---------------    ---------------
 Servicing Fee                                          19,069.76           43,528.90           16,434.88           9,887.49
 Interest on Accelerated Prepayments                           --                  --                  --                 --
                                                  ---------------    ----------------     ---------------    ---------------
            Total Interest Distribution           $    415,164.96    $   1,086,742.45     $    368,175.22    $    212,951.07
                                                  ===============    ================     ===============    ===============
LOAN COUNT                                                    209                 621                 189                 95
WEIGHTED AVERAGE PASS-THROUGH RATE                      7.552918           7.1872832          7.49986145           7.678375





DEAL REFERENCE                                       93-2I            93-2I.1
                                               ---------------    ---------------
BEGINNING SECURITY BALANCE                     $ 36,688,506.49    $ 37,173,824.98
  Loans Repurchased                                         --                 --
  Scheduled Principal Distribution                   42,694.49          36,612.36
  Additional Principal Distribution                   5,656.03           3,990.42
  Liquidations Distribution                         581,136.57       1,334,004.95
  Accelerated Prepayments                                                      --
  Adjustments (Cash)                                     30.06                 --
  Losses/Foreclosures                               126,667.34                 --
  Special Hazard Account                                    --                 --
                                               ---------------    ---------------
            Ending Security Balance            $ 35,932,322.00    $ 35,799,217.25
                                               ===============    ===============
INTEREST DISTRIBUTION:
Due Certificate Holders                        $    238,584.33       $ 241,010.19
Compensating Interest                                       --                 --

  Trustee Fee (Tx. Com. Bk.)                            458.58             464.67
  Pool Insurance Premium (PMI Mtg. Ins.)                    --                 --
  Pool Insurance (GE Mort. Ins.)                     10,431.76          10,929.09
  Pool Insurance (United Guaranty Ins.)                     --                 --
  Backup for Pool Insurance (Fin. Sec. Assur.)              --                 --
  Special Hazard Insurance (Comm. and Ind.)                 --                 --
  Bond Manager Fee (Capstead)                               --                 --
  Excess Compensating Interest (Capstead)             1,882.12           2,652.08
  Administrative Fee (Capstead)                         242.20           1,548.86
  Administrative Fee (Other)                                --                 --
  Excess--Fees                                              --                 --
  Special Hazard Insurance (Aetna Casualty)           1,097.55             963.43
  Other                                                   0.07                 --
                                                            --                 --
                                               ---------------      -------------
            Total Fees                               14,112.28          16,558.13
                                               ---------------      -------------
 Servicing Fee                                       11,465.16          11,616.78
 Interest on Accelerated Prepayments                        --                 --
                                               ---------------      -------------
            Total Interest Distribution        $    264,161.77      $  269,185.10
                                               ===============      =============
LOAN COUNT                                                 144                150
WEIGHTED AVERAGE PASS-THROUGH RATE                    7.86844        7.779996494


CAPSTEAD MORTGAGE CORPORATION                                       EXHIBIT 28.1
MASTER SERVICING DIVISION
COLLATERAL SUMMARY AND REMITTANCE REPORT
FOR MONTH ENDING 28-FEB-98

DEAL REFERENCE                                       93-2I.2              1995-A             1996-A              1996-B
                                                 ---------------    ---------------     ---------------    ----------------
BEGINNING SECURITY BALANCE                       $ 39,064,707.42    $ 74,942,124.00     $ 59,343,753.83    $ 128,932,694.70
  Loans Repurchased                                           --                 --                  --                  --
  Scheduled Principal Distribution                     36,166.15          65,771.74           60,562.06          128,168.77
  Additional Principal Distribution                     3,715.29          73,001.61           13,190.16           10,686.96
  Liquidations Distribution                           735,655.69       1,284,432.09        1,552,381.52        3,463,971.25
  Accelerated Prepayments                                     --                 --                  --                  --
  Adjustments (Cash)                                          --                 --                  --                  --
  Losses/Foreclosures                                         --                 --                  --                  --
  Special Hazard Account                                      --                 --                  --                  --
                                                 ---------------    ---------------     ---------------    ----------------
            Ending Security Balance              $ 38,289,170.29    $ 73,518,918.56     $ 57,717,620.09    $ 125,329,867.72
                                                 ================   ================    ================   =================
INTEREST DISTRIBUTION:
Due Certificate Holders                          $    255,990.18    $    482,909.87     $    369,414.88    $     817,100.98
Compensating Interest                                         --                 --                  --                  --

  Trustee Fee (Tx. Com. Bk.)                              488.31             624.52              741.80            1,611.66
  Pool Insurance Premium (PMI Mtg. Ins.)               11,273.42                 --                  --           34,844.06
  Pool Insurance (GE Mort. Ins.)                              --          28,103.30           17,091.00                  --
  Pool Insurance (United Guaranty Ins.)                       --                 --                  --                  --
  Backup for Pool Insurance (Fin. Sec. Assur.)          1,868.74                 --                  --            3,246.14
  Special Hazard Insurance (Comm. and Ind.)                   --                 --                  --                  --
  Bond Manager Fee (Capstead)                                 --                 --                  --                  --
  Excess Compensating Interest (Capstead)                 347.40           1,105.35            5,891.35            5,203.49
  Administrative Fee (Capstead)                         1,627.66           1,993.19            2,472.66            5,372.27
  Administrative Fee (Other)                                  --                 --                  --                  --
  Excess--Fees                                                --                 --                  --                  --
  Special Hazard Insurance (Aetna Casualty)             1,168.69           1,717.42            1,359.96            3,728.30
  Other                                                       --                 --                  --                  --
                                                 ---------------    ---------------     ---------------    ----------------
            Total Fees                                 16,774.22          33,543.78           27,556.77           54,005.92
                                                 ---------------    ---------------     ---------------    ----------------
 Servicing Fee                                         12,207.76          23,419.52           16,516.72           37,702.36
 Interest on Accelerated Prepayments                          --                 --                  --                  --
                                                 ---------------    ---------------     ---------------    ----------------
            Total Interest Distribution          $    284,972.16    $    539,873.17     $    413,488.37    $     908,809.26
                                                 ===============    ===============     ===============    ================
LOAN COUNT                                                   158                330                 210                 435
WEIGHTED AVERAGE PASS-THROUGH RATE                   7.863573959        7.732524955         7.470000251         7.604907183



DEAL REFERENCE                                      1996-C.1                 1996-C.2
                                                ---------------          ---------------
BEGINNING SECURITY BALANCE                      $ 29,082,405.04          $ 46,419,251.90
  Loans Repurchased                                          --                       --
  Scheduled Principal Distribution                    24,750.65                45,310.22
  Additional Principal Distribution                   44,276.53               140,586.52
  Liquidations Distribution                          433,426.01             1,717,467.70
  Accelerated Prepayments                                    --                       --
  Adjustments (Cash)                                         --                64,601.62
  Losses/Foreclosures                                        --                       --
  Special Hazard Account                                     --                       --
                                                ---------------          ---------------
            Ending Security Balance             $ 28,579,951.85          $ 44,451,285.84
                                                ===============          ===============

INTEREST DISTRIBUTION:
Due Certificate Holders                         $    189,970.77          $    304,171.01
Compensating Interest                                        --                 2,999.13

  Trustee Fee (Tx. Com. Bk.)                             363.53                   386.83
  Pool Insurance Premium (PMI Mtg. Ins.)                     --                       --
  Pool Insurance (GE Mort. Ins.)                       8,375.73                       --
  Pool Insurance (United Guaranty Ins.)                      --                       --
  Backup for Pool Insurance (Fin. Sec. Assur.)               --                       --
  Special Hazard Insurance (Comm. and Ind.)                  --                       --
  Bond Manager Fee (Capstead)                                --                       --
  Excess Compensating Interest (Capstead)              1,286.89                   401.45
  Administrative Fee (Capstead)                        1,454.19                   966.99
  Administrative Fee (Other)                                 --                       --
  Excess--Fees                                               --                       --
  Special Hazard Insurance (Aetna Casualty)              666.47                       --
  Other                                                      --                       --
                                                ---------------          ---------------
            Total Fees                                12,146.81                 1,755.27
                                                ---------------          ---------------
 Servicing Fee                                         9,088.26                10,901.50
 Interest on Accelerated Prepayments                         --                       --
                                                ---------------          ---------------
            Total Interest Distribution         $    211,205.84          $    319,826.91
                                                ===============          ===============
LOAN COUNT                                                  117                      199
WEIGHTED AVERAGE PASS-THROUGH RATE                  7.838585691              7.940760631

Capstead Mortgage Corporation
Master Servicing Division
COLLATERAL SUMMARY AND REMITTANCE REPORT
For Month Ending: 28-FEB-98






DEAL REFERENCE                                   1996-C.3
                                             ---------------
BEGINNING SECURITY BALANCE                   $ 47,057,257.45
  Loans Repurchased                                       --
  Scheduled Principal Distribution                 39,962.85
  Additional Principal Distribution                 6,389.65
  Liquidations Distribution                     1,227,581.14
  Accelerated Prepayments                                 --
  Adjustments (Cash)                                      --
  Losses/Foreclosures                                     --
  Special Hazard Account                                  --
                                             ---------------
            Ending Security Balance          $ 45,783,323.81
                                             ===============

INTEREST DISTRIBUTION:
Due Certificate Holders                      $    291,915.08
Compensating Interest                                     --

  Trustee Fee (Tx. Com. Bk.)                          392.15
  Pool Insurance Premium (PMI Mtg. Ins.)                  --
  Pool Insurance (GE Mort. Ins.)                          --
  Pool Insurance (United Guaranty Ins.)            17,528.82
  Backup for Pool Insurance (Fin. Sec. Assur.             --
  Special Hazard Insurance (Comm. and Ind.)               --
  Bond Manager Fee (Capstead)                      11,047.10
  Excess Compensating Interest (Capstead)           4,913.21
  Administrative Fee (Capstead)                     1,864.25
  Administrative Fee (Other)                              --
  Excess--Fees                                            --
  Special Hazard Insurance (Aetna Casualty)         1,360.74
  Other                                                   --
                                             ---------------
            Total Fees                             37,106.27
                                             ---------------
 Servicing Fee                                     14,705.42
 Interest on Accelerated Prepayments                      --
                                             ---------------
            Total Interest Distribution      $    343,726.77
                                             ===============
                                                         200
LOAN COUNT                                          7.725793
WEIGHTED AVERAGE PASS-THROUGH RATE
